                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 17, 2003

                           TEXAS PETROCHEMICALS LP
            (Exact name of registrant as specified in its charter)


          TEXAS                    333-11569                74-1778313
     (State or other              (Commission            (I.R.S. Employer
       jurisdiction              File Number)           Identification No.)
    of incorporation)

                           Three Riverway, Suite 1500
                              Houston, Texas 77056
          (Address of principal executive offices, including zip code)


                                  713-627-7474
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)   Exhibits.

        99.1  Press release issued April 17, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

      The following information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

      On April 17, 2003, Texas Petrochemical Holdings, Inc. (the "Company") the Parent of Texas Petrochemicals LP issued a press release announcing changes in its executive management team and board of directors. Bill W. Waycaster the President and CEO has retired from the Company and is succeeded by Carl S. Stutts formerly Executive Vice President and CFO. Arthur W. Peabody Jr. was elected Chairman of the Board effective May 1, 2003. Mr. Peabody succeeds William A. McMinn who will remain a member of the Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this report.

                              S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TEXAS PETROCHEMICALS LP

                                     By:  TPC HOLDING CORP.,
                                          its general partner


Date: April 17, 2003                 By: /s/ Stephen. R. Wright
                                        --------------------------
                                        Name:  Stephen R. Wright
                                        Title: Sr. Vice President-Administration

                                  EXHIBIT INDEX

Exhibit

 99.1    Press release issued April 17, 2003.